Cyalume® Light Technology

VECTOR INTERSECT SECURITY ACQUISITION CORPORATION

Revenue 2006 - 2010
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
31.6
38.0
46.2
59.4
77.
2006
2007
2008
2009
2010

EBITDA2006 - 2010
25.0
20.0
15.0
10.0
5.0
-
9.3
11.3
14.5
18.5
24.0
2006
2007
2008
2009
2010

Common Stock Ticker                                                  VTRQ

Warrant Ticker                                                            VTRQW

Unit Ticker                                                                   VTRQU

Stock Price (6/17/2008)                                                   $7.55

Market Cap                                                                    $70.5 M

52-Week Range                                                        $7.31-$7.60

Shares Outstanding                                                           9.3M

Insider Ownership                                                              22%

Vector Intersect Acquisition Corp, was formed as a special purpose acquisition corporation in July 2005 for the purpose of acquiring an operating business in the security and defense industries.  Vector Intersect completed its IPO on May 3, 2007, and began a search that would encompass more than thirty companies in Europe, Israel and the United States.  On May 28, 2008, the Company announced it had filed a preliminary proxy statement to acquire Cyalume Technologies Inc, a leading provider of safety, security and training products for the US military and other militaries for $120 million.

Business Overview

Cyalume Technologies is the leading global
manufacturer and supplier of chemiluminescent and
chemical infrared products sold to the US military
and government.  Cyalume manufactures and sells a
large scope of chemical luminescent and infrared
products to defense departments, law enforcement
agencies, wholesalers, retailers and distributors and
retroreflective and photo luminescent materials to
fire departments and safety product distributors.
Cyalume sells chemical luminescent training
ammunition for day and night training to the US
military.

Strong core business

Predictable recurring revenue stream due to
disposable nature of products

Cyalume’s core military business is stable and
secured with long term contracts with the US and
NATO and is not completely dependent on the
economy

The company has expanded on its core business in
recent years to include training ammunition and
infrared products

Unique chemiluminescence/technology position

Cyalume has the worlds largest R&D teams devoted
to chemiluminescence advancement

Large patent portfolio, including 33 issued patents
and several pending patents

Strong financial performance

Revenue grew from $31.5 million in fiscal 2006 to
$40.9 million for the twelve month period ended
March 2008

30% plus EBITDA margins a result of its technology
expertise and patents

Accelerating growth expected in 2008 and 2009
driven by new high growth ammunition markets

Order backlog of 4.5 million rounds in 2008 compared
to actual sales of 1.0 million rounds in 2007

Expansion into new calibers, new markets and
customers

26.8%

CAGR

25.9%

CAGR

Cyalume Light Technology

Vector Intersect Security Acquisition Corporation

Ammunition Development Schedule
40MM HV
40MM Sponge
40MM LV
9 MM
27 MM
Shotgun
60 MM
120 MM

	Actual		Forecast	Projections		
	2006	2007	2008	2009	2010	CAGR
Total Revenue	31.5	39.0	45.2	60.0	79.2	25.9%
Cost of Goods	17.1	19.0	22.0	30.9	42.8	
Gross Profit	14.4	20.0	23.2	29.1	36.4	26.2%
Margin %	*46%*	*51%*	*51%*	*48%*	*46%*	
SG&A	5.1	8.7	8.7	10.3	12.0	
EBITDA	9.3	11.3	14.5	18.8	24.4	27.4%
Margin %	*29%*	*29%*	*32%*	*31%*	*31%*

Growth Strategy

Cyalume’s growth strategy targets fast
growing markets

New ammunition with Chemiluminescent
& Photo-luminescent Technologies

Grew from $2 million to $4 million from 2007
to 2008 from ONE caliber

Continued expansion into new calibers planned
through 2010

Multi-billion dollar end user market, estimated
potential revenue to Cyalume over $50M

EBITDA margin of 40% (assumes 100M
rounds used annually)

Target of $21M revenue and 20.8M rounds in
2010 for a CAGR of 121% from 2007

Continued international expansion

   Total European sales in 2007 were $11 million, an
increase of 54% from 2006.  Potential market for
European sales estimated to be three times
current sales with sufficient marketing and sales
efforts.

Environmental initiatives

   NATO and country specific regulations will require
all chem-light products to be phthalate free and
biodegradable.  No competitive products are
currently capable of meeting the spec. Cyalume
has patent pending technology to meet this
requirement

CYALUME® Light Technology

VECTOR INTERSECT Security Acquisition Corporation

The attached fact sheet  was filed with the Securities and Exchange Commission as part of the Form 8-K filed by Vector Intersect Acquisition Corporation (“Vector”) on _______________, 2008. vector is holding presentations for its stockholders regarding its purchase of Cyalume Technologies, Inc. (“Cyalume”), as described in an earlier Form 8-K filed by Vector which describes the acquisition in more detail.

Rodman & Renshaw LLC (“Rodman”), the managing underwriter of Vector’s initial public offering (“IPO”)
consummated in May 2007, is assisting Vector in its efforts and will receive approximately $2.3 million, the deferred portion of its underwriting discount from the IPO, upon consummation of the acquisition of Cyalume.  Vector and its directors and executive officers and Rodman may be deemed to be participants in the solicitation of proxies for the special meeting of Vector’s stockholders to be held to approve this transaction.  Vector’s officers and some of its directors are also stockholders of Vector and have waived their rights to any liquidation distribution Vector makes with respect to shares they acquired before the IPO.  Therefore, their securities will be worthless if Vector does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation.  Interested persons can also read Vector’s preliminary and definitive proxy statements, when they are available, as well as
Vector’s final IPO prospectus, dated April 25, 2007, as well as periodic reports Vector filed with the SEC, for more information about Vector, its officers and directors, and their individual and group security ownership in Vector, and interests in the successful consummation of the acquisition of Cyalume.

Vector’s stockholders and other interested persons are advised to read Vector’s preliminary and definitive proxy statements, when available, in connection with Vector’s solicitation of proxies for the special meeting to approve the acquisition because these documents will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on this transaction.  Stockholders will also be able to obtain a copy of the definitive proxy statement, the final prospectus, other documents relating to the acquisition of Cyalume and periodic reports filed with the Securities and Exchange
Commission, without charge, by visiting the Securities and Exchange Commission’s Internet site at
(http://www.sec.gov).  Once available, Vector will also provide copies of its definitive proxy materials to its stockholders upon request of such stockholders to Vector.

This fact sheet contains disclosure of EBITDA for certain periods, which may be deemed to be a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.
Management believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, is an appropriate measure of evaluating operating performance and liquidity, because it reflects the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions.  EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA is not a recognized term under U.S. GAAP, and EBITDA should be considered in addition to, and not as substitutes for, or superior to, operating income, cash flows, revenues, or other measures of financial performance prepared in accordance with generally accepted accounting principles. EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of Cyalume

For additional information, please contact:  John McNamara at Cameron Associates  Phone: 212-554-5485  Email:
john@cameronassoc.com

Cameron Associates serves as investor relations counsel to this company and is acting on its behalf in issuing this bulletin and receiving compensation therefore. The information contained herein is furnished for information purposes only and is not to be construed as an offer to buy or sell securities.

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